Exhibit 1.1

10,000,000 Units

United Acquisition Corp. I

UNDERWRITING AGREEMENT

January 28, 2026

Lucid Capital Markets, LLC

570 Lexington Ave

40th Floor

New York, New York 10022

As Representative of the Underwriters named on Schedule A hereto including Chardan Capital Markets, LLC (the “Underwriters”)

Ladies and Gentlemen:

The undersigned, United Acquisition Corp. I, a Cayman Islands exempted company (“Company”), hereby confirms its agreement with Lucid Capital Markets, LLC (“Lucid”), as representative of the Underwriters (hereinafter referred to as “you,” or as the “Underwriters”), as follows:

1. Purchase and Sale of Securities.

1.1. Firm Securities.

1.1.1. Purchase of Firm Units.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions set forth herein, the Company agrees to issue and allot to the Underwriters an aggregate of 10,000,000 units (the “Firm Units”) of the Company at a purchase price (net of discounts and commissions, including the Deferred Underwriting Commission described in Section 1.3.1 below) of $9.50 per Firm Unit. The Underwriters agree to purchase from the Company the number of Firm Units set forth opposite its name on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions, including the Deferred Underwriting Commission described in Section 1.3.1 below) of $9.50 per Firm Unit. The Firm Units (and the Option Units (as hereinafter defined), if any) are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit (or Option Unit, as applicable). Each Firm Unit (and Option Unit) consists of one (1) Class A ordinary shares, par value $0.0001 per share of the Company (a “Class A Ordinary Share”) and one-quarter of one redeemable warrant, each whole warrant entitling the holder to purchase one Class A Ordinary Share (the “Public Warrants”). The Class A Ordinary Shares and the Public Warrants included in the Firm Units (and the Option Units) will not be separately transferable until the earlier of the 90th day after the date that the Registration Statement (as defined below) is declared effective (the “Effective Date”) by the U.S. Securities and Exchange Commission (the “Commission”) or the announcement by the Company of the Representative’s decision to allow trading on the 52nd day following such date, or earlier if the Underwriters determine that an earlier date is acceptable, subject, however, to the Company filing a Current Report on Form 8-K (“Form 8-K”) with the Commission containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the Offering and issuing a press release announcing when such separate trading will begin. In no event will the Company allow separate trading until (i) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of such audited balance sheet with the Commission on a Form 8-K or similar form by the Company which includes such balance sheet and (ii) the issuance of a press release announcing when such separate trading shall begin. If the Company is unable to complete a Business Combination within the required time period and the Company redeems the Class A Ordinary Shares for the funds held in the Trust Account (as defined below), holders of Public Warrants will not receive any of such funds for their Public Warrants and the Public Warrants will expire worthless. As used herein, the term “Business Combination” shall mean any merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities by the Company.  As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or federal holiday, on which banks in New York City are generally open for normal business; provided, however, for clarification, national banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non- essential employee”, or other similar orders or restrictions of the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including wire transfers) of national banks in New York, New York are generally open for use by customers on such day.

1.1.2. Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York time, on the first (1st) Business Day following the Effective Date of the Registration Statement (or the second (2nd) Business Day following the Effective Date, if the Registration Statement is declared effective at or after 4:00 p.m., New York City time) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of Lucid or at such other place as shall be agreed upon by the Representative and the Company. The closing of the public offering contemplated by this Agreement is referred to herein as the “Closing” and the hour and date of delivery and payment for the Firm Units is referred to herein as the “Closing Date”. Payment for the Firm Units shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds. $100,000,000 (increasing to up to $115,000,000 to the extent that the Over-allotment Option (as defined in Section 1.2) is exercised), or $10.00 per Unit, of the proceeds received by the Company for the Firm Units, at $9.85 per Unit, and a portion of the proceeds from the Private Placement (as defined in Section 1.4) shall be deposited in the trust account established by the Company for the benefit of the public shareholders as described in the Registration Statement (the “Trust Account”) pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company. Such amount includes an aggregate of $3,500,000 (increasing to up to $4,025,000 to the extent that the Over-allotment Option is exercised), or $0.35 per Unit (as defined below), payable to the Underwriters as a Deferred Underwriting Commission in accordance with, and subject to adjustment pursuant to, Section 1.3.1 hereof, to be placed by the Underwriters in the Trust Account. Payment of 1.5% percent of the underwriting discount to the Underwriters shall be made on the Closing Date. The proceeds (less commissions, expense allowance and actual expense payments or other fees payable pursuant to this Agreement) shall be paid to the order of the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Representative) representing the Firm Units (or through the facilities of The Depository Trust Company (“DTC”)) for the account of the Underwriter. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) Business Days prior to the Closing Date. The Company will permit the Represenative to examine and package the Firm Units for delivery, at least one (1) full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Underwriters for all the Firm Units.

1.2. Over-Allotment Option.

1.2.1. Option Units. For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Representative is hereby granted an option to purchase up to an additional 1,500,000 units from the Company (the “Over-allotment Option”). Such additional 1,500,000 units shall be identical in all respects to the Firm Units and are hereinafter referred to as the “Option Units”. The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the Class A Ordinary Shares and the Public Warrants included in the Units and the Class A Ordinary Shares issuable upon exercise of the Public Warrants are hereinafter referred to collectively as the “Public Securities”. The purchase price to be paid for the Option Units (net of discounts and commissions, including the Deferred Underwriting Commission described in Section 1.3.1 below) will be $9.50 per Option Unit. The Option Units are to be offered initially to the public at the offering price of $10.00 per Option Unit.

1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within forty-five (45) days after the Effective Date. The Representative will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail, facsimile transmission or e-mail transmission setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units, if other than the Closing Date, which date shall not be earlier than the Closing Date or later than five (5) Business Days after the date of the written notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Lucid or at such other place or in such other manner as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units (the “Option Closing”) will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Representative, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

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1.2.3. Payment and Delivery. Delivery and payment for the Option Units shall be made at 10:00 a.m., New York time, on the Option Closing Date or at such earlier time as shall be agreed upon by the Underwriters and the Company at the offices of Lucid or at such other place as shall be agreed upon by the Representative and the Company. Payment for the Option Units shall be made on the Option Closing Date (or at such earlier time as shall be agreed upon by the Representative and the Company) at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, by deposit of the sum of $9.85 per Option Unit in the Trust Account pursuant to the Trust Agreement upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Option Units (or through the facilities of DTC) for the account of the Representative. Such amount includes $0.35 per Option Unit (as defined below), payable to the Underwriters as a Deferred Underwriting Commission in accordance with, and subject to adjustment pursuant to, Section 1.3.1 hereof, to be placed by the Representative in the Trust Account. The Option Units shall be registered in such name or names and in such authorized denominations as the Representative may request not less than two (2) Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one (1) full Business Day prior to such Closing Date or Option Closing Date.

1.3. Deferred Compensation.

1.3.1. Deferred Underwriting Commission. The Underwriters agree that 3.5% of the gross proceeds from the sale of the Firm Units (up to $3,500,000) and from the sale of the Option Units (which would result in up to $4,025,000 in deferred underwriting commission from the sale of the Firm Units and the Option Units, assuming the Over-allotment Option is exercised in full) (the “Deferred Underwriting Commission”), will be deposited and held in the Trust Account and up to which amount(s) shall be payable directly from the Trust Account, without accrued interest, to the Representative, for their own accounts when the Company consummates a Business Combination, subject to the reductions provided for in this Section 1.3.1. At the option of the Underwriters, the Deferred Underwriting Commission shall be payable directly from the Trust Account, without accrued interest, to the Underwriters upon consummation of a Business Combination. In the event that the Company is unable to consummate a Business Combination and Continental Stock Transfer & Trust Company, as the trustee of the Trust Account (in this context, the “Trustee”), commences liquidation of the Trust Account as provided in the Trust Agreement, the Underwriters agrees that: (i) the Underwriters shall have no right or claim to receive the Deferred Underwriting Commission; and (ii) the Deferred Underwriting Commission, together with all other amounts on deposit in the Trust Account, shall be distributed on a pro-rata basis among the public shareholders. The Underwriters further agree that the Deferred Underwriting Commission shall be based on and paid out of funds available in the Trust Account after payments made out of the Trust Account to honor redemption rights of the public shareholders in connection with or prior to the Business Combination. Each Underwriter may waive its right to receive the Deferred Underwriting Commission by notifying the Company in writing at any time prior to the consummation of a Business Combination, in which case such Underwriter’s Deferred Underwriting Commission will be cancelled.

1.3.2. Deferred Nature of the Deferred Underwriting Commission. For the avoidance of doubt, all performance obligations of the Underwriters under this Agreement shall be fully satisfied upon the payment of the purchase price for the Units purchased by such Underwriters at the Closing and, if applicable, any Option Closing, and will be paid only to the Underwriters if and when the Company consummates a Business Combination without any further conditions, except as otherwise set forth herein.

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1.4. Private Placement.

Placement Placements. Simultaneously with the Closing, (i) United Acquisition SPAC LLC, a Delaware limited liability company (the “Sponsor”) shall purchase from the Company, pursuant to a written purchase agreement an aggregate of 2,333,333 private placement warrants (or 2,383,333 warrants if the over-allotment is exercised in full) at a price of $0.75 per warrant ($1,750,000 in the aggregate or $1,787,500 if the over-allotment is exercised in full) and an aggregate of 175,000 private placement units (or 178,750 units if the over-allotment is exercised in full) (the “Placement Units”) at a price of $10.00 per private placement unit ($1,750,000 in the aggregate or $1,787,500 if the over-allotment is exercised in full) and (ii) (A) Chardan shall commit to purchase an aggregate of 80,000 Placement Units (or 92,000 Placement Units if the over-allotment is exercised in full), and (B) Lucid shall commit to purchase 20,000 Placement Units (or 23,000 private placement units if the over-allotment is exercised in full), in each case at a price of $10.00 per unit in a private placement that will close simultaneously with the closing of this offering. The private placement warrants (i) sold to the Sponsor and (ii) which make up a part of the Placement Units are referred to herein as the “Private Placement Warrants” and the Private Placement Warrants and the Placement Units are referred to herein as the “Placement Securities.”

1.5. Founder Shares.

1.5.1. Pursuant to the Securities Purchase Agreement, dated October 24, 2025 (the “Founder Shares Subscription Agreement”), the Company issued to the Sponsor an aggregate of 2,875,000 Class B ordinary shares, par value $0.0001 per share of the Company (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”)) for an aggregate purchase price of $25,000 in a private placement. On November 26, 2025, the Company effected a share dividend of approximately 0.33 shares for each Class B ordinary share outstanding, resulting in the Sponsor holding an aggregate of 3,833,333 founder shares (such shares, the “Founder Shares”) in a private placement for an aggregate purchase price of $25,000 in cash. Up to 500,000 Founder Shares held by the Sponsor are subject to forfeiture to the extent the Over-allotment Option is not exercised.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Act. The Company has filed with the Commission a registration statement and, if applicable, an amendment or amendments thereto, on Form S-1 (File No. 333-291904), including any related preliminary prospectus (the “Preliminary Prospectus”, including any prospectus that is included in the Registration Statement immediately prior to the effectiveness of the Registration Statement), for the registration of the Public Securities under the Securities Act of 1933, as amended (the “Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity in all material respects with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied in all material respects. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Time of Sale,” as used in the Act, means 9:59 p.m., New York City time, on the date of this Agreement, or such time and date on which the Company delivers the Firm Units or any Option Units pursuant to the Over-allotment Option. If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Act registering additional Public Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Representative has determined that at the Time of Sale the Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and have agreed to provide an opportunity to purchasers of the Units to terminate their old purchase contracts and enter into new purchase contracts, the Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

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2.1.2. Pursuant to the Exchange Act, the Company has filed with the Commission a Form 8-A, providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Class A Ordinary Shares and the Public Warrants. The registration of the Units, the Class A Ordinary Shares and the Public Warrants under the Exchange Act will be declared effective by the Commission on or prior to the Effective Date.

2.2. No Stop Orders, Etc.

Neither the Commission nor, to the Company’s knowledge, any foreign or state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3. Disclosures in Registration Statement.

2.3.1. 10b-5 Representation. At the time the Registration Statement became effective, upon the filing or first use (within the meaning of the Regulations) of the Prospectus and at the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will in all material respects conform to the requirements of the Act and the Regulations. Neither the Registration Statement nor any Preliminary Prospectus or the Prospectus, nor any amendment or supplement thereto, on their respective dates, did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus and the Prospectus, in light of the circumstances under which they were made), not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) or first used (within the meaning of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission or first used (within the meaning of the Regulations), such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each testing-the-waters communication, if any, does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus and each such testing-the-waters communication, as supplemented by and taken together with the Preliminary Prospectus and the Prospectus, did not, and as of each Time of Sale will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time following the distribution of any testing-the-waters communication, there occurred an event as a result of which such testing-the-waters communication would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus or would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made at such time, not misleading, the Company will (i) notify promptly the Representative so that use of the testing-the-waters communication may cease until it is amended or supplemented; (ii) amend or supplement, without charge, the testing-the-waters communication to eliminate or correct such untrue statement or omission; and (iii) supply any amendment or supplement to the Underwriters in such quantities as may be reasonably requested. The representation and warranty made in this Section 2.3.1 does not apply to the extent statements were made or statements were omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Underwriters expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto. It is understood the following identified statements set forth in the Prospectus under the heading “Underwriting” constitute, for the purposes of this Agreement, information furnished by the Underwriters with respect to the Underwriter: (i) the table of Underwriters in the first paragraph of “Underwriting”, (ii) the selling concession per unit and the discount per unit on sales to other broker/dealers in the fourth paragraph of the Underwriting subsection and (iii) the Underwriting section “Regulatory Restrictions on Purchase of Securities”.

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2.3.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, Preliminary Prospectus or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a material violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

2.3.4. Regulations. The disclosures in the Registration Statement, the Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local law and regulation on the Company’s business as currently contemplated fairly summarize, to the Company’s knowledge, such effects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.4. Changes After Dates in Registration Statement.

2.4.1. No Material Adverse Change. Except as contemplated in the Prospectus or specifically stated therein, since the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and/or the Prospectus: (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement and the Prospectus.

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2.4.2. Recent Securities Transactions, Etc. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its share capital.

2.5. Independent Accountants. To the Company’s knowledge, WithumSmith+Brown, PC (“Withum”), whose report is filed with the Commission as part of the Registration Statement and included in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent accountants as required by the Act and the Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, the “PCAOB”). To the Company’s knowledge, Withum is duly registered and in good standing with the PCAOB. Withum has not, during the periods covered by the financial statements included in the Registration Statement and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6. Financial Statements; Statistical Data.

2.6.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. To the Company’s knowledge, no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus. The Registration Statement, the Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. To the Company’s knowledge, there are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required.

2.6.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Preliminary Prospectus and the Prospectus, if any, are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

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2.7. Authorized Capital; Options, Etc. The Company had at the date or dates indicated in the Registration Statement, the Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus. Based on the assumptions stated in the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted share capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Preliminary Prospectus and the Prospectus, on the Effective Date of the Prospectus and on the Closing Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Ordinary Shares of the Company or any security convertible into Ordinary Shares of the Company, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.8. Valid Issuance of Securities, Etc.

2.8.1. Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Public Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the Preliminary Prospectus and the Prospectus. Subject to the disclosure contained in the Registration Statement, the Preliminary Prospectus and the Prospectus with respect to the Placement Securities, the offers and sales of the outstanding Class A Ordinary Shares, Units and Warrants were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements.

2.8.2. Securities Sold. The Class A Ordinary Shares underlying the Units and the Warrants been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement and the Warrant Agreement, as applicable, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Public Securities and the underlying securities, are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All corporate actions required to be taken for the authorization, issuance and sale of the Public Securities, and the underlying securities, have been duly and validly taken. The Public Securities, and the underlying securities, conform in all material respects to the descriptions thereof contained in the Registration Statement, the Preliminary Prospectus, and the Prospectus, as the case may be. When issued, the Units, the Warrants, and their underlying securities, will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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2.8.3. Placement Securities. The Class A Ordinary Shares that are a part of the Placement Units have been duly authorized, and when issued and paid for in accordance with the terms of the Sponsor Private Placement Purchase Agreement and the Underwriters Private Placement Unit Purchase Agreement, such Class A Ordinary Shares will be validly issued, fully paid and non-assessable. The Placement Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All corporate actions required to be taken for the authorization, issuance and sale of the Placement Securities have been duly and validly taken. When issued, the Placement Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the exercise price therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Class A Ordinary Shares issuable upon exercise of the Placement Warrants have been reserved for issuance and, when issued in accordance with the terms of the Placement Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.8.4. Founder Shares. The Founder Shares are duly authorized, validly issued, fully paid and, except with respect to the forfeiture of certain Founder Shares as described in the Prospectus upon the failure by the Underwriters to purchase any or all of the Option Units, non-assessable.

2.8.5. Underwriter’s Securities. The Underwriters’ securities, including any securities included therein or issuable upon exercise or conversion of any security included therein, have been duly authorized and reserved for issuance and when issued and paid for, will be validly issued, fully paid and non-assessable; the Underwriters’ securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate actions required to be taken for the authorization, issuance and sale of the Underwriter’s securities have been duly and validly taken. When negotiating a Business Combination with a potential business combination target, the Company will use its commercially reasonable efforts to ensure that this representation will also remain true for any entity that will survive a Business Combination with the Company as the listed, issuing entity. Further, when issued, the Underwriters’ Over-allotment Option will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Underwriters’ Over-allotment Option is enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.8.6. No Integration. Subject to the disclosure contained in the Registration Statement, the Preliminary Prospectus and/or the Prospectus with respect to the Placement Securities, neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Public Securities pursuant to the Registration Statement.

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2.9. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.10. Validity and Binding Effect of Agreements. This Agreement, the Trust Agreement, the Warrant Agreement (as defined in Section 2.23.4), the Services Agreement (as defined in Section 3.5.2), the Insider Letter (as defined in Section 2.24.1), the Founder Shares Subscription Agreement (as defined in Section 1.5.1), the Sponsor Private Placement Purchase Agreement (as defined in Section 2.23.2 hereof), the Underwriters Private Placement Unit Purchase Agreement (as defined in Section 2.23.3 hereof), and the Registration Rights Agreement (as defined in Section 2.24.4 hereof) have been duly and validly authorized by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.11. No Conflicts, Etc. The execution, delivery, and performance by the Company of this Agreement, the Trust Agreement, the Warrant Agreement, the Services Agreement, the Insider Letter, the Founder Shares Subscription Agreement, the Sponsor Private Placement Purchase Agreement, the Underwriters Private Placement Unit Purchase Agreement, and the Registration Rights Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the amended and restated memorandum and articles of association of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

2.12. No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any material agreement, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses, except for such violations which would not reasonably be expected to have a material adverse effect on the Company. The Company is not in violation of any term or provision of its amended and restated memorandum and articles of association.

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2.13. Corporate Power; Licenses; Consents.

2.13.1. Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purposes described in the Registration Statement, the Preliminary Prospectus and the Prospectus. To the Company’s knowledge, the disclosures in the Registration Statement and the Prospectus concerning the effects of federal, state and local law and regulation on the Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made), not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the Offering.

2.13.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Public Securities or the Placement Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Trust Agreement, the Warrant Agreement, the Insider Letter, the Founder Shares Subscription Agreement, the Sponsor Private Placement Purchase Agreement, the Underwriters Private Placement Unit Purchase Agreement, the Registration Rights Agreement, the Services Agreement and the Warrant Agreement and as contemplated by the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations promulgated by the Financial Industry Regulatory Authority (“FINRA”).

2.14. D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by the Company’s officers and directors and provided to the Underwriters and included by the Company in the Registration Statement is true and correct and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by the Initial Shareholder and each officer or director, to become inaccurate and incorrect.

2.15. FINRA Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “FINRA Questionnaires”) completed by each of the Sponsor immediately prior to the Offering (the “Initial Shareholders”), and the Company’s officers and directors, and provided to the Underwriters, is true and correct and the Company has not become aware of any information which would cause the information disclosed in the FINRA Questionnaires to become inaccurate or incorrect.

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2.16. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, the Initial Shareholders, which is required to be disclosed but has not been disclosed in the Registration Statement, the Questionnaires, the Preliminary Prospectus and the Prospectus.

2.17. Good Standing. The Company has been duly incorporated, is validly existing and is in good standing under the laws of the Cayman Islands and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the Company.

2.18. No Contemplation of a Business Combination. Prior to the date hereof, neither the Company, its officers and directors nor the Initial Shareholders had, and as of the Closing, the Company and such officers and directors and Initial Shareholders will not have had: (i) any specific Business Combination under consideration or contemplation; or (ii) any substantive interactions or discussions with any target business regarding a possible Business Combination.

2.19. Transactions Affecting Disclosure to FINRA.

2.19.1. Except as described in the Preliminary Prospectus and/or the Prospectus, there are no claims, payments, arrangements, agreements, letters of intent, engagement letters or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or the Initial Shareholders with respect to the sale of the Public Securities or the Placement Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Initial Shareholders that may affect the Underwriters’ compensation, as defined by FINRA.

2.19.2. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member participating in the offering as defined in FINRA Rule 5110(j)(15) (“Participating Member”) within the 180-day period prior to the initial filing of the Registration Statement, other than any prior payments to the Underwriters in connection with the Offering; or (iii) to any person or entity that has any direct or indirect affiliation or association with any Participating Member, within the 180-day period prior to the initial filing of the Registration Statement, other than any prior payments to the Underwriters in connection with the Offering.

2.19.3. Except as disclosed in the FINRA Questionnaires provided to the Underwriters, to the Company’s knowledge, no officer, director, or beneficial owner of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived), or any of its, her or his affiliates (any such individual or entity, a “Company Affiliate”) is a member, a person associated, or affiliated with a Participating Member.

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2.19.4. To the Company’s knowledge, no Company Affiliate is an owner of shares or other securities of any Participating Member (other than securities purchased on the open market).

2.19.5. To the Company’s knowledge, no Company Affiliate has made a subordinated loan to any Participating Member.

2.19.6. No proceeds from the sale of the Public Securities (excluding underwriting compensation (as defined in FINRA Rule 5110(j)(22)), the Founder Shares or the Placement Securities will be paid to any Participating Member, or any persons associated or affiliated with a Participating Member, except as specifically authorized herein, the Founder Shares Subscription Agreement and in the Placement Unit Subscription Agreement.

2.19.7. Except with respect to the Underwriters, the Company has not issued any ordinary shares, warrants, rights or other securities, or granted any options, directly or indirectly to anyone who is a Participating Member within the one hundred eighty (180)-day period prior to the initial filing date of the Registration Statement.

2.19.8. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any Participating Member.

2.19.9. To the Company’s knowledge, no Participating Member in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and its associated persons, parent or affiliates in the aggregate beneficially own ten percent (10%) or more of the Company’s outstanding subordinated debt or common equity, or ten percent (10%) or more of the Company’s preferred equity.

2.19.10. Except with respect to the Underwriters in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the one hundred eighty (180)-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any underwriting compensation (as defined in FINRA Rule 5110(j)(22)) from the Company to a Participating Member.

2.20. Foreign Corrupt Practices Act. Neither the Company nor any of the Initial Shareholders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that: (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Registration Statement, the Preliminary Prospectus and/or the Prospectus; or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

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2.21. Patriot Act. Neither the Company nor, to the Company’s knowledge, any officer, any director or any of the Initial Shareholders has violated: (i) the Bank Secrecy Act, as amended; (ii) the Money Laundering Control Act of 1986, as amended; or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.22. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to the Underwriters’ counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.23. Agreements With Officers, Directors and Initial Shareholder.

2.23.1. Insider Letters. The Company has caused to be duly executed legally binding and enforceable agreements (except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification, contribution or non- compete provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) in the form filed as an exhibit to the Registration Statement (the “Insider Letter”), pursuant to which each of the officers and directors of the Company and the Sponsors as initial shareholders of the Company agree to certain matters.

2.23.2. Sponsor Private Placement Securities Purchase Agreement.  The Company and the Sponsor have executed and delivered a Private Placement Securities Purchase Agreement between the Company and Sponsor, the form of which is filed as Exhibit 10.3 to the Registration Statement (the “Sponsor Private Placement Purchase Agreement”), pursuant to which the Sponsors will, among other things, on the Closing Date, purchase an aggregate of (i) 175,000 Placement Units (or up to 178,750 Placement Units to the extent the Over-allotment Option is exercised) and (ii) 2,333,333 Placement Warrants (or 2,383,333 Placement Warrants if the over-allotment is exercised in full) at a price of $0.75 per warrant;

2.23.3. Private Placement Unit Purchase Agreement. The Company and the Underwriters have executed and delivered a Private Placement Unit Purchase Agreement between the Company and the Underwriters, the form of which is filed as Exhibit 10.4 to the Registration Statement (the “Underwriters Private Placement Unit Purchase Agreement”), pursuant to which the Underwriters, among other things, on the Closing Date, purchase an aggregate of 100,000 Private Placement Units (or 115,000 Private Placement Units if the over-allotment option is exercised in full) at $10.00 per unit for an aggregate purchase price of $1,000,000 (or $1,150,000 if the over-allotment option is exercised in full);

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2.23.4. Founder Shares Subscription Agreement. The Company and the Sponsor executed and delivered a Founder Shares Subscription Agreement.

2.23.5. Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants, the Placement Warrants and the Additional Placement Warrants with Continental Stock Transfer & Trust Company, substantially in the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”).

2.23.6. Registration Rights Agreement. The Company, the Initial Shareholders and the Underwriters have entered into a registration rights agreement (the “Registration Rights Agreement”) substantially in the form filed as an exhibit to the Registration Statement, whereby the parties will be entitled to certain registration rights with respect to their securities, as set forth in such Registration Rights Agreement and described more fully in the Registration Statement.

2.24. Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Private Placement substantially in the form filed as an exhibit to the Registration Statement.

2.25. Covenants Not to Compete. To the Company’s knowledge, the officers and directors of the Company and the Initial Shareholders are not subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer or other person or entity which could materially affect its, his or her ability to be and act in the capacity of shareholder, officer or director of the Company or to identify target companies in view of consummating a Business Combination, as applicable.

2.26. Investments. No more than forty-five percent (45%) of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Company’s total assets consist of, and no more than forty-five percent (45%) of the Company’s net income after taxes is derived from, securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act).

2.27. Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.28. Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Preliminary Prospectus and/or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Preliminary Prospectus and/or the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

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2.29. No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Company Affiliate to alter the customer’s or supplier’s level or type of business with the Company or such affiliate; or (ii) a journalist, publication or social media influencer to write or publish favorable information about the Company or any such affiliate.

2.30. Trading of the Public Securities on The New York Stock Exchange. As of the Effective Date and the Closing Date, the Public Securities will have been authorized for listing on the New York Stock Exchange (the “NYSE”) and no proceedings have been instituted or threatened which would affect, and no event or circumstance has occurred as of the Effective Date which is reasonably likely to affect, the listing of the Public Securities on the NYSE.

2.31. Definition of “Knowledge”. As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.

2.32. Issuer Free Writing Prospectus, Roadshow and Testing-the-Waters Communications. The Company has not prepared or used any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to this Offering or any Securities (an “Issuer Free Writing Prospectus”). The Company also represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show. The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any testing-the-waters communications, other than Testing-the-Waters Communications with the prior consent of the Representative with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), or (a)(12) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any testing-the-waters communications, other than those distributed with the prior consent of the Representative; and (iii) if applicable, the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in testing-the-waters communications. The Representative represents and agrees that any testing-the-waters communications undertaken by it were with entities that the Representative reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement. The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and will not file any such amendment or supplement to which the Representative shall reasonably object in writing.

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3.2. Federal Securities Laws.

3.2.1. Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations, and the Exchange Act, and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2. Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3. Exchange Act Registration. For a period of five (5) years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company will use commercially reasonably efforts to maintain the registration of the Units, the Class A Ordinary Shares and the Public Warrants (until the Business Combination) under the provisions of the Exchange Act. The Company will not deregister the Units, the Class A Ordinary Shares and the Public Warrants prior to the Business Combination without the prior written consent of the Representative.

3.2.4. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self-regulatory entity or agency with jurisdiction over the Company.

3.2.5. Blue Sky Filing. Unless the Public Securities are listed on the New York Stock Exchange or another national securities exchange, the Company, at its expense, will endeavor in good faith, in cooperation with the Underwriters, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

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3.2.6. Delivery to Underwriters of Prospectuses. The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Preliminary Prospectus and Prospectus and all amendments and supplements to such documents as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Underwriters two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

3.2.7. Issuer Free Writing Prospectus. The Company represents and agrees that it has not made or used and will not make or use any offer relating to the Offering or any Securities that would constitute an Issuer Free Writing Prospectus.

3.3. Effectiveness and Events Requiring Notice to the Representative. The Company will use all reasonable efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in Section 3.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Preliminary Prospectus and/or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Preliminary Prospectus and/or the Prospectus in order to make the statements therein, (with respect to the Prospectus, in light of the circumstances under which they were made), not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.4. Review of Financial Statements. Until the earlier of five (5) years from the Effective Date, or until such earlier date upon which the Company is required to be liquidated, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement or filing of quarterly financial information, if any.

3.5. Affiliated Transactions.

3.5.1. Business Combinations. The Company will not consummate a Business Combination with any entity which is affiliated with the Initial Shareholders or an officer or director of the Company unless the Company obtains an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company the Company is seeking to acquire or an independent accounting firm that the Company’s Business Combination is fair to the Company and the Company’s unaffiliated shareholders.

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3.5.2. Administrative Services. The Company has entered into an administrative services agreement (the “Services Agreement”) with the Sponsor or an affiliate in the form filed as an exhibit to the Registration Statement pursuant to which the Sponsors have made and will continue to make available to the Company general and administrative services including office space and utilities for the Company’s use for $20,000 per month.

3.5.3. Compensation. Except as set forth in this Agreement, the Company shall not pay any officer, any director or any of the Initial Shareholders, or any of their affiliates, any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the Offering or the consummation of a Business Combination; provided that upon consummation of a Business Combination, they shall be entitled to reimbursement from the Company for out-of-pocket expenses and loans in connection with activities on behalf of the Company as described in the Prospectus.

3.6. Secondary Market Trading. In the event the listing or quotation of the Public Securities on the NYSE or another national securities exchange is removed, suspended or terminated on or following the date of consummation of the Business Combination, the Company shall (i) apply for listing in the Mergent, Inc. Manual or another leading provider of business and financial information in view of obtaining a secondary trading exemption for the Public Securities for a period of five (5) years from the consummation of a Business Combination, (ii) take such commercially reasonable steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in such jurisdictions as may be reasonably requested by the Representative and (iii) take such other action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such other states as may be requested by the Representative; provided that no qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign entity doing business in such jurisdiction.

3.7. Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a term to be agreed upon by the Company and the Representative.

3.8. Reports to the Representative.

3.8.1. Periodic Reports, Etc. For a period of five (5) years from the Effective Date or until such earlier time upon which the Company is dissolved, the Company will furnish to the Representative and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five (5) copies of each Registration Statement; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided that the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and its counsel in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) shall be deemed to have been delivered to the Representative pursuant to this section.

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3.8.2. Transfer Sheets. For a period of five (5) years following the Effective Date or until such earlier time upon which the Company is dissolved, the Company shall retain a transfer and rights agent acceptable to the Representative (the “Transfer Agent”). In the event the Public Securities are not listed on the NYSE or another national securities exchange, the Company will furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Continental Stock Transfer & Trust Company is an acceptable Transfer Agent to the Representative.

3.8.3. Trading Reports. If the Public Securities are quoted on the OTC Bulletin Board (or any successor trading market) or a market operated by the OTC Market Group Inc. (or similar publisher of quotations), then during such time the Company shall provide to the Representative, at its expense, such reports published by the OTC Bulletin Board or the OTC Market Group Inc. relating to price trading of the Public Securities, as the Representative shall reasonably request. In addition to the requirements of the preceding sentence, if the Public Securities are not listed on the NYSE or such other national securities exchange for a period of two (2) years from the Closing Date, the Company, at its expense, shall provide the Representative a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.

3.9. Payment of Expenses.

3.9.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) the Company’s legal and accounting fees and disbursements; (ii) the costs of preparing, printing, mailing (including the payment of postage with respect to such mailing) and delivering the Registration Statement, the Preliminary Prospectus and final Prospectus contained therein and amendments thereto, post-effective amendments and supplements thereto, this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Representative; (iii) the printing, engraving, issuance and delivery of the Units, the Class A Ordinary Shares and the Warrants included in the Units and Placement Units, as applicable, and the Underwriter’s Securities, including any transfer or other taxes payable thereon; (iv) if the Public Securities are not listed on the NYSE or such other national securities exchange, the qualification of the Public Securities under state or foreign securities or Blue Sky laws specified by the Representative, including the costs of printing and mailing the “Preliminary Blue Sky Memorandum,” and all amendments and supplements thereto, and fees and disbursements for counsel of Representative’s choice retained for such purpose; (v) filing fees (including SEC and FINRA filing fees), costs and expenses (including third party expenses and disbursements) incurred in registering the Offering; (vi) fees and disbursements of the registrar and transfer and rights agent; (vii) the Company’s expenses associated with “due diligence” meetings arranged by the Underwriters (none of which will be received or paid on behalf of a Participating Member); (viii) all costs and expenses of the Company associated with “road show” marketing and “due diligence” trips for the Company’s management to meet with prospective investors, including without limitation, all travel, food and lodging expenses associated with such trips; and (ix) all other reasonable costs and legal or due diligence expenses incurred by the Company incident to the performance of its obligations hereunder, which are not otherwise specifically provided for in this Section 3.9.1.

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3.9.2. Notwithstanding anything contained herein to the contrary, upon termination of the Offering the Company shall: (A) reimburse the Underwriters for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Section 3.9.1 above, as applicable, and (B) reimburse the Underwriters for the full amount of its accountable out-of-pocket expenses actually incurred to such date (which shall include, but shall not be limited to, all fees and disbursements of the Underwriter’s counsel, travel, lodging and other “road show” expenses, mailing, printing and reproduction expenses, and any expenses incurred by the Underwriters in conducting its due diligence, including background checks of the Company’s officers and directors), up to an aggregate amount of $200,000, less the amounts previously paid and any amounts previously paid to the Underwriters in reimbursement for such expenses. If applicable, and solely in the event of a termination of this Offering, the Underwriters shall refund to the Company any portion of any advance payment previously received by the Underwriters which is in excess of the accountable out-of-pocket expenses actually incurred to such date by the Underwriters.

3.10. Application of Net Proceeds. The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.11. Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve (12) consecutive months beginning after the Effective Date.

3.12. Notice to FINRA.

3.12.1. Business Combination. In the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following to FINRA and the Underwriters prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered a Participating Member with respect to the Offering. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in any proxy or tender offer statement which the Company files in connection with the Business Combination.

3.12.2. Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of FINRA, it shall promptly notify FINRA.

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3.13. Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.14. Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15. Accountants. For a period of five (5) years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain Withum or other independent public accountants reasonably acceptable to the Representative.

3.16. Form 8-K. The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and the Private Placement, as well as the proceeds from the exercise of the Over-allotment if such exercise has occurred on the date of the Prospectus. Within four (4) Business Days of the Closing Date, the Company will file a Current Report on Form 8-K with the Commission, which Report shall contain the Audited Financial Statements.

3.17. Forfeiture of Founder Shares. Upon the earlier to occur of the expiration or termination of the Over-allotment Option, the Company shall cancel or otherwise effect the forfeiture of Founder Shares from the Sponsors in an aggregate amount equal to the number of Founder Shares determined by multiplying (a) 225,000 by (b) a fraction, (i) the numerator of which is 1,500,000 minus the number of Option Units purchased by the Underwriters upon the exercise of the Over-allotment Option, and (ii) the denominator of which is 1,500,000. For the avoidance of doubt, if the Underwriters exercise Over-allotment Option in full, the Company shall not cancel or otherwise affect the forfeiture of the Founder Shares pursuant to this subsection.

3.18. FINRA. The Company shall advise FINRA if it is aware that any 10% or greater shareholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Company’s Public Securities.

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3.19. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to counsel for the Underwriters.

3.20. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in “government securities” with specific maturity dates or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.21. Business Combination Advisors. The Underwriters have not been engaged, do not undertake and specifically exclude from the scope of services under this Agreement, any services to the Company, and any responsibility or obligation to participate in, any aspect of the Business Combination, such as identifying potential target companies, negotiating Business Combination terms, and/or finding investors for and negotiating a PIPE or any other financing transactions. An engagement with respect to any such activities shall only occur upon execution and delivery of a separate advisory or placement agency or similar agreement duly authorized by the Company and the Representative.

3.22. Business Combination Announcement. Within four (4) Business Days following the consummation by the Company of a Business Combination, the Company shall cause an announcement (“Business Combination Announcement”) to be issued by a press release service announcing the consummation of the Business Combination and, at the option of the Representative, indicating that the Underwriters were the Underwriters in the Offering and also indicating the name and location of any financial advisors engaged by the Company as a merger and acquisitions advisor or otherwise in support of the Business Combination.

3.23. Press Releases. Except as provided for in Section 3.22, the Company agrees that it will not issue press releases or engage in any other publicity, without the Representative’s prior written consent (not to be unreasonably withheld), for a period of twenty-five (25) days after the Effective Date.

3.24. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Underwriters, at its expense, within one (1) Business Day from the Effective Date, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a Prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriters, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be delivered under the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

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3.25. Business Combination Securities Disclosure Documents. If any Underwriters that performs any marketing, capital markets advisory or securities placement activities in connection with a Business Combination at the request of the Company pursuant to a separate agreement between such Underwriter and the Company (such Underwriter, a “Business Combination Advisor”) determines, in its sole judgment, that it may be an Underwriter of any securities issued pursuant to any registration statement or tender offer document filed with the Commission in connection with the consummation of the Business Combination by the Company, a Target Business or any direct or indirect parent or subsidiary of any of them (any such issuer or co-issuer, a “Registrant,” and any such securities, the “Business Combination Securities”), the Company shall use commercially reasonable efforts to provide or cause to be provided to such Business Combination Advisor information and access to all persons, properties and documents to the extent necessary for such Business Combination Advisor to complete a due diligence investigation sufficient (in the view of such Business Combination Advisor in its sole discretion) to provide such Business Combination Advisor with a “reasonable due diligence” defense in respect of any claims that could be brought against an Underwriters of the applicable Business Combination Securities under federal and state securities laws, rules and regulations, including, without limitation, Section 11 of the Act. As used herein, the term “reasonable due diligence” means a reasonable investigation that provides the investigating person a reasonable ground to believe that at the time of the applicable offer, issuance or distribution of any Business Combination Securities, no registration statement, preliminary or final prospectus, proxy statement, tender offer document or offering memorandum, including, without limitation, any document incorporated by reference into any of the foregoing, or any amendment or supplement to any of the foregoing, or any other marketing document used by any Registrant, filed with or furnished by the Company to the Commission in connection with the Business Combination but excluding any filing under Rule 425 of the Act or Rule 14a-12 of the Exchange Act (each, a “Business Combination Securities Disclosure Document”), in each case relating to such offer, issuance or distribution, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to use commercially reasonable efforts to provide to such Business Combination Advisor notice of each filing under Rule 425 of the Act or Rule 14a-12 of the Exchange Act and each other form of public communication about the Business Combination reasonably in advance of such filing or public communication. The Company further covenants that it will use its reasonable best efforts to ensure that any projections provided to such Business Combination Advisor by any Registrant or prepared by any Registrant or any representative of such Registrant (a “Registrant Representative”) and contained in any Business Combination Securities Disclosure Document, in each case, at the time they were prepared, will have been prepared in good faith and will be based upon assumptions which, in the light of the circumstances under which they are made, are reasonable.

3.26. Business Combination. If requested in writing by a Business Combination Advisor, if it may be deemed, in its sole judgment, to be an Underwriter of any Business Combination Securities, the following shall apply:

(a) The Company agrees to notify such Business Combination Advisor with respect to, and to permit such Business Combination Advisor, at its request, to participate in, any due diligence sessions with any Registrant or any Registrant Representative; and

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(b) The Company shall use its commercially reasonable efforts to provide drafts of all Business Combination Securities Disclosure Documents to such Business Combination Advisor and its legal counsel reasonably in advance of the filing by the Company (or, if such filing is to be made by a Registrant other than the Company, any filing which is required to be approved by the Company) of any Business Combination Securities Disclosure Document with the Commission or the circulation by any Registrant of any Business Combination Securities Disclosure Document to any prospective investor, sufficient to allow such Business Combination Advisor and its legal counsel to request changes determined by them to be reasonably necessary to such Business Combination Securities Disclosure Document before its filing or circulation. The Company shall not permit the filing with or furnishing to the Commission of any Business Combination Securities Disclosure Document which names the Business Combination Advisor, its employees or affiliates without the consent of such Business Combination Advisor, which consent shall not unreasonably be withheld, delayed or conditioned.

3.26.2. Notwithstanding any provision to the contrary herein, the Company agrees that such Business Combination Advisor shall have the right, in connection with its reasonable due diligence under Section 3.25, (i) to retain counsel and other consultants and experts as it may deem necessary or desirable in connection with its reasonable due diligence under Section 3.25 (it being understood that the retention of any such consultant or expert or other advisor, other than outside legal counsel, will be made with the prior written approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed); (ii) to use its reasonable best efforts to ensure that each counsel to the Company and to any other Registrant provides customary negative assurance letters to such Business Combination Advisor dated as of (x) the date of effectiveness of the Business Combination Securities Disclosure Document, and (y) the date of the shareholder vote to approve the Business Combination in form and substance reasonably satisfactory to such Business Combination Advisor, (iii) to use its reasonable best efforts to ensure that each accounting firm or firms that were retained by the Company or by any other Registrant and that have audited any financial statements set forth in any Business Combination Securities Disclosure Document provide customary “comfort letters” to such Business Combination Advisor dated as of (x) the date of effectiveness of the Business Combination Securities Disclosure Document, and (y) the date of the shareholder vote to approve the Business Combination; and (iv) to take and shall use its reasonable best efforts to take any other actions reasonably requested by such Business Combination Advisor.

3.27. Private Placement Proceeds. Immediately upon establishment of the Trust Account and prior to the Closing, the Company shall deposit $500,000 (increasing to $575,000 if the Underwriters exercise the Over- Allotment Option in full) of the proceeds from the sale of the Placement Units in the Private Placement in the Trust Account and shall provide the Underwriters with evidence of the same.

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3.28. No Amendment to Charter.

3.28.1. Prior to the closing of a Business Combination, the Company covenants and agrees it will not seek to amend or modify its amended and restated memorandum and articles of association without the prior approval of its board of directors and its shareholders by way of a special resolution, being a resolution passed by the affirmative votes of at least two-thirds of the shareholders as, being entitled to do so, vote in person or where proxies are allowed, by proxy at a general meeting, or an unanimous written resolutions of the shareholders.

3.28.2. The Company acknowledges that the purchasers of the Firm Units and Option Units in this Offering shall be deemed to be third party beneficiaries of this Section 3.28.

3.28.3. The Underwriters and the Company specifically agree that this Section 3.29 shall not be modified or amended in any way without the approval of the Company’s shareholders by way of a special resolution.

3.29. Financial Printer. The Company shall retain a financial printer, reasonably acceptable to the Representative, for the purpose of facilitating the Company’s EDGAR filings and the printing of the Preliminary Prospectus and Prospectus.

3.30. Listing on the NYSE. The Company will use commercially reasonable efforts to maintain the listing of the Public Securities on NYSE or another national securities exchange until the earlier of five (5) years from the Effective Date or until the Public Securities are no longer registered under the Exchange Act.

3.31. Payment of Deferred Underwriting Commission and Issuance of Underwriter’s Securities At Option of Representative at the Time of the Business Combination. At the option of the Representative and upon the consummation of a Business Combination, the Company agrees that it will cause the Trustee to pay the Deferred Underwriting Commission directly from the Trust Account to the Representative, in accordance with Section 1.3.1, and the Company shall issue the Underwriters’ Securities to the Representative on such date on or after the closing of the Business Combination, in accordance with Section 1.3.2.

4. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Kirkland & Ellis LLP.

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4.1.2. FINRA Clearance. By the Effective Date, the Underwriters shall have received clearance from FINRA as to the terms and arrangements and amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. No Commission Stop Order. At each of the Closing Date and the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.

4.1.4. No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by the Representative pursuant to Section 3.3 hereof, if any, shall have been issued on either the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.1.5. NYSE. By the Effective Date, the Public Securities shall have been approved for trading on NYSE.

4.2. Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsel. On the Closing Date, the Underwriters shall have received the favorable opinion of Sullivan & Cromwell LLP (“S&C”), counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters. The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, Preliminary Prospectus, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Preliminary Prospectus and the Prospectus (except as otherwise set forth in such opinion), no facts have come to the attention of such counsel which causes them to believe that either the Registration Statement, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes and schedules and other financial and statistical data included in the Registration Statement, Preliminary Prospectus or the Prospectus).

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4.2.2. Option Closing Date Opinion of Counsel. On each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of S&C, dated each Option Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to counsel to the Underwriters, confirming as of each Option Closing Date, the statements made by S&C in its opinion delivered on the Closing Date.

4.2.3. Closing Date Opinion of Cayman Islands Counsel. On the Closing Date, the Underwriters shall have received the favorable opinion of Appleby (“Appleby”), Cayman Islands counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriter.

4.2.4. Option Closing Date Opinion of Cayman Islands Counsel. On each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Appleby , dated each Option Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to counsel to the Underwriters, confirming as of each Option Closing Date, the statements made by Appleby in its opinion delivered on the Closing Date.

4.2.5. Closing Date Letter of Underwriters’ Counsel. On the Closing Date, the Underwriters shall have received from Kirkland & Ellis LLP (“Kirkland”), counsel to the Underwriters addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters, a letter to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, Preliminary Prospectus, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Preliminary Prospectus and the Prospectus (except as otherwise set forth in such opinion), no facts have come to the attention of such counsel which causes them to believe that either the Registration Statement, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes and schedules and other financial and statistical data included in the Registration Statement, Preliminary Prospectus or the Prospectus).

4.2.6. Option Closing Date Statement of Underwriters’ Counsel. On each Option Closing Date, if any, the Underwriters shall have received the favorable letter of Kirkland dated each Option Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters, confirming the statements made by Kirkland in its letter delivered on the Closing Date.

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4.2.7. Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Underwriter) of other counsel reasonably acceptable to the Underwriters, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriter’s counsel if requested. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriter.

4.3. Cold Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a letter, addressed to the Underwriters and in form and substance satisfactory in all respects (including the nature of the changes or decreases, if any) to the Underwriters and its counsel from Withum dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any.

4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the Chief Executive Officer or the President and the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Underwriters will have received such other and further certificates of officers of the Company as the Underwriters may reasonably request.

4.4.2. Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, certifying: (i) that the amended and restated memorandum and articles of association of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the Offering are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; (iv) all correspondence between the Company or its counsel and the NYSE; (v) as to the incumbency of the officers of the Company; and (vi) a good standing certificate from the Cayman Islands. The documents referred to in such certificate shall be attached to such certificate.

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4.5. No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development that is likely to result in a material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or the Initial Shareholders before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Preliminary Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading.

4.6. Delivery of Agreements.

4.6.1. Effective Date Deliveries. On the Effective Date, the Company shall have delivered to the Underwriters validly executed copies of the Trust Agreement, the Services Agreement, the Founder Shares Subscription Agreement, the Underwriters Private Placement Unit Purchase Agreement and the Sponsor Private Placement Purchase Agreement, the Registration Rights Agreement, and the Warrant Agreement.

5. Indemnification.

5.1. Indemnification of the Underwriters.

5.1.1. General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters and each dealer selected by the Underwriters that participates in the offer and sale of the Public Securities and/or the consummation of a Business Combination, as applicable, (each a “Selected Dealer”) and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriters (“Controlling Person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, claim, action, suit, proceeding or investigation commenced or threatened, or any other claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party, including a government authority, or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon:

(a) any untrue statement or alleged untrue statement of a material fact contained: (i) in any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement, prospectus or proxy statement relating to any Public Securities; (iii) in any Business Combination Securities Disclosure Document or in any other materials shared or used in connection with a Business Combination with the Company’s shareholders or potential investors; or (iv) in any oral or written testing-the-waters communications, any application or other document or written communication, or any “road show” as defined in Rule 433(h) under the Act or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act (in this Section 5, collectively called “Application”) executed or used by the Company;

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(b) any untrue statement or alleged untrue statement of a material fact based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities or any securities issued in connection with a Business Combination under the securities laws thereof or filed with the Commission, any state securities commission or agency, the New York Stock Exchange or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) any untrue statement or alleged untrue statement of a material fact (i) used in any business combination marketing or capital markets advisory activities by any Underwriters on the Company’s behalf in connection with a Business Combination or (ii) in any Business Combination Securities Disclosure Document, except to the extent such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriters by or on behalf of such Underwriters expressly for use in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereof, in any Business Combination Securities Disclosure Document or in any other materials or communications shared or used in connection with a Business Combination with the Company’s shareholders or potential investors.

5.1.2. Solely with respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereof, the indemnity agreement contained in Section 5.1 shall not inure to the benefit of any Underwriters to the extent that any loss, liability, claim, damage or expense of such Underwriters results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Public Securities as required by the Act and the Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver such materials was a result of non-compliance by the Company with its obligations under Section 3.2 hereof or under any other laws, rules and regulations.

5.1.3. The Company agrees to promptly notify the Underwriters of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Public Securities or securities to be issued in connection with a Business Combination, or in connection with the Preliminary Prospectus, the Registration Statement, or the Prospectus, in any Business Combination Securities Disclosure Document or in any other materials or communications shared or used in connection with a Business Combination with the Company’s shareholders or potential investors.

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5.1.4. Procedure. If any action is brought against an Underwriters or Controlling Person in respect of which indemnity may be sought against the Company pursuant to Section 5.1, such Underwriters shall promptly notify the Company in writing of the institution of such action and the Company shall promptly assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter) and payment of actual expenses. Such Underwriters or Controlling Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriters or such Controlling Person unless: (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action within reasonable time under the circumstances; (ii) the Company shall not have assumed defense of such action pursuant to the preceding sentence; or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company, or another conflict of interest or conflict as to legal representation exists (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriters and/or Controlling Person shall be borne by the Company. The Company shall not, without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any Underwriters is or could have been a party and indemnity could have been sought hereunder by such Underwriters unless such settlement (i) includes an unconditional release of such Underwriters from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Underwriter. Notwithstanding anything to the contrary contained herein, if the Underwriters or Controlling Person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld or delayed.

5.2. Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Underwriters, as incurred, because of untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or in any Application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto or in any such Application, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto or any Application, and in respect of which indemnity may be sought against an Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Underwriters by the provisions of Section 5.1.2. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every liability and expense is incurred and is due and payable, and in such amounts as fully satisfy each and every liability and expense as it is incurred (and in no event later than 10 days following the date of any invoice therefore).

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5.3. Contribution.

5.3.1. Contribution Rights. In order to provide for just and equitable contribution under the Act in any case in which: (i) any person entitled to indemnification under this Section 5 makes a claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case; or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and such Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriter, as incurred, in such proportions that such Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.3.1, each director, officer and employee of an Underwriters or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.

5.3.2. Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“Contributing Party”), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section 5.3 are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available. The Underwriters’ obligations to contribute pursuant to this Section 5.3 are several and not joint.

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6. [reserved].

7. Additional Covenants.

7.1. Additional Ordinary Shares or Options. The Company hereby agrees that until the Company consummates a Business Combination, it shall not issue any Ordinary Shares or any options or other securities convertible into Ordinary Shares, or any class of shares, in each case which participate in any manner in the Trust Account or which vote as a class with the Ordinary Shares on a Business Combination.

7.2. Trust Account Waiver Acknowledgments. The Company hereby agrees that it will not commence its due diligence investigation of any operating business or businesses which the Company seeks to acquire (each, a “Target Business”) unless and until such Target Business acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that: (i) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $100,000,000 (increasing up to $115,000,000 to the extent that the Over-allotment Option is exercised) for the benefit of the public shareholders, and that (ii) for and in consideration of the Company agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it, such Target Business agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The Company further agrees that it will use all commercially reasonable efforts, prior to obtaining the services of any vendor, to obtain a written acknowledgment from such vendor, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that: (i) such vendor has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $115,000,000 (increasing to up to $115,000,000 to the extent that the Over-allotment Option is exercised) for the benefit of the public shareholders, and that (ii) for and in consideration of the Company agreeing to engage the services of the vendor, such vendor agrees that it does not have any Claim and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibit A and B, respectively. Furthermore, each officer and director of the Company shall execute a waiver letter in the form attached hereto as Exhibit C.

7.3. Insider Letters. The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters executed among the Initial Shareholders, the officers and directors of the Company, and the Company, or the Founder Shares Subscription Agreement and the Sponsor Private Placement Purchase Agreement, and will not allow any amendments to, or waivers of, such Insider Letters, the Founder Shares Subscription Agreement, and the Sponsor Private Placement Purchase Agreement without the prior written consent of the Representative.

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7.4. Amended and Restated Memorandum and Articles of Association. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its amended and restated memorandum and articles of association. Except as provided in Section 3.29, prior to the consummation of a Business Combination, the Company will not amend its amended and restated memorandum and articles of association, without the prior written consent of the Representative.

7.5. Tender Offer Documents, Proxy Materials and Other Information. The Company shall provide counsel to the Underwriters with copies of all tender offer documents or proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. In addition, the Company shall furnish any other State in which the Offering was registered, such information as may be required by such State.

7.6. Rule 419. The Company agrees that it will use commercially reasonable efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its commercially reasonable efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.7. Presentation of Potential Target Businesses. The Company shall cause the Company’s officers, directors and Initial Shareholders to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Company’s officers, directors and Initial Shareholders will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary obligations the Initial Shareholders might have.

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters, the Company or any Controlling Person, and shall survive termination of this Agreement or the issuance and delivery of the Units to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

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9. Effective Date of This Agreement and Termination Thereof.

9.1. Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2. Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date: (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the NYSE American, the Stock Market or on the OTC Bulletin Board (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the OTC Bulletin Board or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war or an initiation or increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity (including, without limitation, a calamity relating to a public health matter or natural disaster) or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s opinion, make it inadvisable to proceed with the delivery of the Units; or (vii) if any of the Company’s representations, warranties or covenants hereunder are breached; or (viii) if the Underwriters shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such material adverse change in general market conditions, including, without limitation, as a result of terrorist activities or any other calamity (including, without limitation, a calamity relating to a public health matter or natural disaster) after the date hereof, as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units.

9.3. Expenses. In the event this Agreement shall not be carried out for any reason whatsoever, except as a result of the Representative’s or any of the other Underwriters’ breach or default with respect to any of its material obligations pursuant to this Agreement, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out-of-pocket expenses actually incurred by the Underwriters related to the transactions contemplated herein shall be governed by Section 3.9 hereof.

9.4. Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

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10. Miscellaneous.

10.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by electronic transmission via PDF, and shall be deemed given when so mailed, delivered, or transmitted (or if mailed, three days after such mailing):

If to the Representative:

Lucid Capital Markets, LLC,
570 Lexington Ave, 40th floor
New York, New York 10022,
Attn: Jeffrey Caliva
Email:

Copy to (which copy shall not be deemed to constitute notice to the Representative):

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Christian O. Nagler, P.C.

Email:

If to the Company:

United Acquisition Corp. I
7100 W. Camino Real, Suite 302-48
Boca Raton, Florida 33433
Email:

Copy to (which copy shall not be deemed to constitute notice to the Company):

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498
Attn: Mario Schollmeyer
Email:

10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriters, the Company and the Controlling Persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

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10.6. Governing Law, Venue, etc.

10.6.1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Each of the Underwriters and the Company (and any individual signatory hereto): (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York; (ii) waives any objection which such party may have or hereafter have to the venue of any such suit, action or proceeding; and (iii) irrevocably and exclusively consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.

10.6.2. Each of the Underwriters and the Company (and any individual signatory hereto) further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or any such individual mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company or any such individual in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriter’s addresses shall be deemed in every respect effective service process upon the Underwriters, in any such suit, action or proceeding.

10.6.3. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

10.6.4. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/.pdf transmission shall constitute valid and sufficient delivery thereof.

10.8. Waiver, Etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

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10.9. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the Offering. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the Offering, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

10.10. Recognition of the U.S. Special Resolution Regimes.

10.10.1. In the event that any Underwriters that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriters of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

10.10.2. In the event that any Underwriters that is a Covered Entity or a BHC Act Affiliate of such Underwriters becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriters are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 10.10: (A) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

UNITED ACQUISITION CORP. I

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer, Chief Financial Officer and Chairman

Agreed to and accepted on the date first above written.

LUCID CAPITAL MARKETS, LLC, as Representative of the Underwriters

By:	/s/ Jeffrey Caliva
Name:	Jeffrey Caliva
Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

UNITED ACQUISITION CORP. I

Underwriter	Number of Firm Units to be Purchased
Lucid Capital Markets, LLC	1,333,333
Chardan Capital Markets, LLC	8,666,667
TOTAL	10,000,000

EXHIBIT A

Form of Target Business Letter

United Acquisition Corp. I
7100 W. Camino Real, Suite 302-48
Boca Raton, Florida 33433
Attn: [      ]

Ladies & Gentlemen:

Reference is made to the Final Prospectus of United Acquisition Corp. I (the “Company”), dated January 28, 2026 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established a “trust account,” initially in an amount of at least $100,000,000 for the benefit of the “public shareholders” and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for (i) interest earned on the trust account that may be released to the Company to pay any taxes it incurs, (ii) up to $100,000 of interest earned by the trust account that may be released to the Company to fund the Company’s dissolution expenses, proceeds in the trust account will not be released until (a) the consummation of a Business Combination, or (b) the dissolution and liquidation of the Company if it is unable to consummate a Business Combination within the allotted time, and (iii) up to $500,000 of interest earned on the trust account that may be released to the Company to fund working capital requirements.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a business combination or other form of acquisition with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT B

Form of Vendor Letter

United Acquisition Corp. I
7100 W. Camino Real, Suite 302-48
Boca Raton, Florida 33433
Attn:

Ladies & Gentlemen:

Reference is made to the Final Prospectus of United Acquisition Corp. I (the “Company”), dated January 28, 2026 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established a “trust account,” initially in an amount of at least $100,000,000 for the benefit of the “public shareholders” and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for (i) interest earned on the trust account that may be released to the Company to pay any taxes it incurs, (ii) up to $100,000 of interest earned by the trust account that may be released to the Company to fund the Company’s dissolution expenses, proceeds in the trust account will not be released until (a) the consummation of a Business Combination, or (b) the dissolution and liquidation of the Company if it is unable to consummate a Business Combination within the allotted time, and (iii) up to $500,000 of interest earned on the trust account that may be released to the Company to fund working capital requirements.

For and in consideration of the Company agreeing to use the products or services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor

EXHIBIT C

Form of Director/Officer Letter

United Acquisition Corp. I
7100 W. Camino Real, Suite 302-48
Boca Raton, Florida 33433
Attn: [      ]

[  ], 2026

Ladies & Gentlemen:

The undersigned officer or director of United Acquisition Corp. I (the “Company”) hereby acknowledges that the Company has established the “trust account”, initially in an amount of at least $100,000,000 for the benefit of the “public shareholders” and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for (i) interest earned on the trust account that may be released to the Company to pay any taxes it incurs, (ii) up to $100,000 of interest earned by the trust account that may be released to the Company to fund the Company’s dissolution expenses, proceeds in the trust account will not be released until (a) the consummation of a Business Combination, or (b) the dissolution and liquidation of the Company if it is unable to consummate a Business Combination within the allotted time, and (iii) up to $500,000 of interest earned on the trust account that may be released to the Company to fund working capital requirements.

The undersigned hereby agrees that, except for its liquidation rights with respect to any Units and/or Class A Ordinary Shares acquired in the Offering or in the aftermarket, it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever.

Notwithstanding the foregoing, such waiver shall not apply to any Class A Ordinary Shares acquired by the undersigned in the public market.

Print Name of Officer/Director

Signature of Officer/Director